Exhibit (h) (vii)

211 Main Street, San Francisco, CA 94105

March 14, 2012

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Attention: James M. Keenan, Senior Vice President, JAB 2/N

RE:	The Charles Schwab Family of Funds (the “Fund”)

Schwab Annuity Portfolios

Ladies and Gentlemen:

Reference is made to the Master Fund Accounting and Services Agreement between us dated as of October 1, 2005, as amended and supplemented (the “Agreement”). Pursuant to the Agreement, this letter is to provide notice of the creation of the following additional Fund, as defined in the Amendment to the Agreement dated as of October 8, 2009 (the “Amendment”):

Schwab Treasury Obligations Money Fund

Schwab VIT Balanced Portfolio

Schwab VIT Balanced Growth Portfolio

Schwab VIT Growth Portfolio

In accordance with Section 3 of the Amendment, we request that you act as Accounting Agent with respect to each additional Fund. A current Appendix A to the Agreement and Appendix B to the Amendment are attached hereto. In connection with such request, the Fund, on behalf of each of the additional Funds, hereby confirms to you, as of the date hereof, the representations and warranties set forth in Section 4(b) of the Agreement.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to the Fund and retaining one copy for your records.

Very truly yours,

THE CHARLES SCHWAB FAMILY OF FUNDS On behalf of the Schwab Treasury Obligations Money Fund

By:	/s/ George Pereira
Name: George Pereira
Title: Treasurer and Principal Financial Officer

211 Main Street, San Francisco, CA 94105

SCHWAB ANNUITY PORTFOLIOS

On behalf of the Schwab VIT Balanced Portfolio, Schwab VIT Balanced Growth Portfolio and Schwab VIT Growth Portfolio

By:	/s/ George Pereira
Name: George Pereira
Title: Treasurer and Principal Financial Officer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael F. Rogers
Name: Michael F. Rogers
Title: Executive Vice President

APPENDIX A

TO

MASTER FUND ACCOUNTING AND SERVICES AGREEMENT

As of March 14, 2012

MANAGEMENT INVESTMENT COMPANIES AND PORTFOLIOS THEREOF, IF ANY

THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund

Schwab Value Advantage Money Fund

Schwab Retirement Advantage Money Fund

Schwab Investor Money Fund

Schwab Government Money Fund

Schwab U.S. Treasury Money Fund

Schwab Municipal Money Fund

Schwab California Municipal Money Fund

Schwab New York AMT Tax-Free Money Fund (formerly NY Muni Money Fund)

Schwab AMT Tax-Free Money Fund (formerly Florida Muni Money Fund)

Schwab California AMT Tax-Free Money Fund

Schwab Massachusetts AMT Tax-Free Money Fund (formerly MA Muni Money Fund)

Schwab Pennsylvania Municipal Money Fund

Schwab New Jersey AMT Tax-Free Money Fund (formerly NJ Muni Money Fund)

Schwab Cash Reserves

Schwab Advisor Cash Reserves

Schwab Treasury Obligations Money Fund

SCHWAB INVESTMENTS

Schwab 1000 Index Fund

Schwab Short-Term Bond Market Fund

Schwab Total Bond Market Fund

Schwab GNMA Fund

Schwab Tax-Free Bond Fund

Schwab California Tax-Free Bond Fund

Schwab Treasury Inflation Protected Securities Fund (formerly Schwab Inflation Protected Fund)

Schwab Premier Income Fund

Schwab Global Real Estate Fund

SCHWAB CAPITAL TRUST

Schwab International Index Fund

Schwab Small-Cap Index Fund

Schwab MarketTrack Growth Portfolio

Schwab MarketTrack Balanced Portfolio

Schwab MarketTrack Conservative Portfolio

Schwab MarketTrack All Equity Portfolio

Schwab S&P 500 Index Fund

Schwab Dividend Equity Fund

Schwab Small-Cap Equity Fund

Schwab Large-Cap Growth Fund

Schwab Total Stock Market Index Fund

Schwab Financial Services Fund

Schwab Health Care Fund

Schwab Target 2010 Fund

Schwab Target 2015 Fund

Schwab Target 2020 Fund

Schwab Target 2025 Fund

Schwab Target 2030 Fund

Schwab Target 2035 Fund

Schwab Target 2040 Fund

Schwab Core Equity Fund

Schwab Hedged Equity Fund

Schwab Premier Equity Fund

Laudus International MarketMasters Fund

Laudus Small-Cap MarketMasters Fund

Schwab Balanced Fund (formerly Schwab Viewpoints Fund)

Schwab Fundamental US Small-Mid Company Index Fund

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental Emerging Markets Index Fund

Schwab Fundamental International Small-Mid Company Index Fund

Schwab Monthly Income Fund—Moderate Payout

Schwab Monthly Income Fund—Enhanced Payout

Schwab Monthly Income Fund—Maximum Payout

Schwab International Core Equity Fund

SCHWAB ANNUITY PORTFOLIOS

Schwab Money Market Portfolio

Schwab S&P 500 Index Portfolio

Schwab MarketTrack Growth Portfolio II

Schwab VIT Balanced Portfolio

Schwab VIT Balanced with Growth Portfolio

Schwab VIT Growth Portfolio

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF

APPENDIX B

TO

AMENDMENT TO

MASTER FUND ACCOUNTING AND SERVICES AGREEMENT

As of March 14, 2012

List of Schwab ETFs

SCHWAB STRATEGIC TRUST

Schwab U.S. Broad Market ETF

Schwab U.S. Large-Cap ETF

Schwab U.S. Large-Cap Growth ETF

Schwab U.S. Large-Cap Value ETF

Schwab U.S. Small-Cap ETF

Schwab International Equity ETF

Schwab International Small-Cap Equity ETF

Schwab Emerging Markets Equity ETF

Schwab U.S. TIPS ETF

Schwab Short-Term U.S. Treasury ETF

Schwab Intermediate-Term U.S. Treasury ETF

Schwab U.S. REIT ETF

Schwab U.S. Mid-Cap ETF

Schwab U.S. Aggregate Bond ETF

Schwab U.S. Dividend Equity ETF